SUMMARY PROSPECTUS

Lord Abbett
Emerging Markets Local Bond Fund

MAY 1, 2013

CLASS/TICKER
CLASS A	TBD	CLASS F	TBD	CLASS R2	TBD
CLASS C	TBD	CLASS I	TBD	CLASS R3	TBD

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2013, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 32 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	1.00%(3)	0.10%	None	0.60%	0.50%

Other Expenses(4)	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%

Total Annual Fund Operating Expenses	1.29%	2.09%	1.19%	1.09%	1.69%	1.59%

Fee Waiver and/or Expense Reimbursement(5)	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.05%	1.85%	0.95%	0.85%	1.45%	1.35%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	Based on estimated amounts for the current fiscal year.
(5)

For the period May 1, 2013 through April 30, 2014, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, if any, to an annual rate of 0.85%. Shareholders will incur actual total annual operating expenses of less than or equal to 0.85% plus the amount of any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the fee waiver and expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

Class	If Shares Are Redeemed		If Shares Are Not Redeemed

	1 Year	3 Years	1 Year	3 Years

Class A Shares	$330	$602	$330	$602

Class C Shares	$288	$632	$188	$632

Class F Shares	$ 97	$354	$ 97	$354

Class I Shares	$ 87	$323	$ 87	$323

Class R2 Shares	$148	$509	$148	$509

Class R3 Shares	$137	$478	$137	$478

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not show any portfolio turnover because the Fund is newly organized and has not commenced operations as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt securities denominated in local (non-U.S.) currencies and derivative instruments that are intended to provide economic exposure to such debt securities or emerging market currencies. For purposes of the 80% policy, the Fund may invest in any type of debt security issued or guaranteed by emerging market sovereign governments and their political subdivisions, corporate entities that are economically tied to emerging market countries, or derivative instruments that provide exposure to such securities. The Fund considers emerging market countries to include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe.

At its discretion, the Fund may engage in a variety of foreign currency related transactions, including entering into forward foreign currency contracts to hedge against foreign currency fluctuations or to gain exposure to foreign currencies. In addition, the Fund may invest in other derivatives consisting principally of swaps, options, forwards, and futures, for hedging or non-hedging (sometimes referred to as “speculative”) purposes as a substitute for investing directly in emerging market sovereign or corporate debt securities or emerging market currencies. Although the Fund invests principally in securities denominated in local (non- U.S.) currencies, the Fund may invest in securities denominated in the U.S. dollar.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

The Fund may invest in all types of emerging markets debt securities and derivative instruments. Currently, the Fund invests in debt instruments consisting principally of government securities, corporate debt securities, senior loans, convertible securities, mortgage-backed and other asset-backed securities, inflation-linked investments, structured notes, hybrid or “indexed” securities, event-linked bonds, and derivatives based on the return of debt securities.

The Fund may invest in securities of any credit quality, maturity, or duration. The Fund may invest up to 100% of its assets in high yield debt securities (commonly referred to as “below investment grade” or “junk” bonds). High yield debt securities are rated BB/Ba or lower (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. High yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund is non-diversified, which means it may invest a greater portion of its assets in the securities of a single issuer or guarantor or in the securities of fewer issuers or guarantors than a diversified fund. Under normal market conditions, the Fund will invest in securities issued or guaranteed by governmental or corporate entities from a number of countries throughout the world. However, the Fund may invest all of its assets in the securities of one country, including the U.S., to respond to adverse market conditions.

The Fund may engage in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used by the Fund’s portfolio management team and its investment selections fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

•	New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. In addition to the risks described below, these risks include call risk (or the risk that the issuer might call or redeem a bond before maturity), extension risk (or the risk that rising interest rates may cause payments to occur at a slower-than-expected rate, reducing the value of a bond), and prepayment risk (or the risk that declining interest rates may cause obligations to be paid off early, causing the Fund to reinvest the prepayment proceeds in lower yielding securities). These risks apply to varying degrees to the specific types of fixed income instruments in which the Fund may invest. For example, mortgage-backed and other asset-backed securities may be more sensitive to credit risk, inflation-linked investments may be more sensitive to interest rate risk, and convertible securities may be more sensitive to liquidity risk.

•

Emerging Market Risk: The securities markets of emerging market countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, and have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in securities issued or guaranteed by emerging market governmental or corporate entities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions.

•

Foreign Market Risk: The Fund’s investments in securities issued or guaranteed by foreign governmental entities, foreign corporate entities, and U.S. entities with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers or guarantors organized and operated in the U.S., these entities may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, these securities also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

•

Foreign Currency Risk: The Fund will invest a substantial portion of its assets in securities denominated in foreign (including emerging market) currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

•

Sovereign Debt Risk: Bonds issued or guaranteed by foreign governments and governmental entities (commonly referred to as “sovereign debt”) present risks not associated with investments in other types of bonds. The sovereign government or governmental entity issuing or guaranteeing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such an instance, the Fund may have limited recourse against the relevant issuer or guarantor. In the past, emerging market sovereign governments and governmental entities have refused to honor their payment obligations on issued or guaranteed bonds.

•

Derivatives Risk: The Fund may invest substantially in forward foreign currency contracts, credit default and interest rate swaps, and other types of derivatives. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives that are not centrally cleared such as forward foreign currency contracts also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

High Yield Risk: High-yield bonds typically pay a higher yield than higher-rated bonds, but may have greater price fluctuations and have a higher risk of default than higher-rated bonds. High-yield bonds may be subject to greater credit and liquidity risks than higher-rated bonds, which may make high-yield bonds more difficult to sell at a reasonable price or at all, especially

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

during periods of increased market volatility or significant market decline. Some issuers or guarantors of high-yield bonds may be more likely to default as to principal and interest payments after the Fund purchases their securities. High-yield bonds are considered predominantly speculative by traditional investment standards. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil. A significant portion of convertible securities are considered high-yield and are subject to increased credit and liquidity risks.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates.

•

Credit Risk: The issuer or guarantor of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer or guarantor becomes or is perceived to become less creditworthy, even when interest rates are falling.

•

Liquidity Risk: The Fund may be exposed to liquidity risk from its investments in debt securities issued or guaranteed by emerging market governmental and corporate issuers and related derivatives because these investments may be difficult to buy or sell. If the Fund is unable to sell these investments at its desired time or price, its returns, if any, may be lowered.

•

Leverage Risk: Certain of the Fund’s transactions (including forward foreign currency contracts and other derivatives) may give rise to leverage risk. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There can be no assurance that the Fund will be able to employ leverage successfully.

•

Issuer Non-Diversification Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer or guarantor than a diversified fund. As a result, the value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

•

Redemption Risk: The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not commenced investment operations as of the date of this prospectus. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. After the Fund begins investment operations, updated performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Leah G. Traub, Partner and Director	2013

Jerald M. Lanzotti, Partner and Portfolio Manager	2013

David B. Ritt, Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	No minimum	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an Individual Retirement Account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

Investment Company Act File Number: 811-05476

00096170 EMLB-7SUM (5/13)